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                                                                  EXHIBIT 10.3

                               FOURTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

         This Fourth Amendment to Receivables Purchase Agreement (this "Amend ment") is entered into as of August 6, 2001, by and among Interface Securitization Corpora tion, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation ("Interface"), Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS

         Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Purchase Agreement").

         Seller and the Servicer have requested certain amendments to certain provisions of the Purchase Agreement; and, the Purchasers and the Agent desire to make such amendments as more fully described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendment. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, Exhibit I to the Purchase Agreement is hereby amended by amending and restating the definition of "Interface Credit Facilities" in such exhibit in its entirety to read as follows:

                  "Interface Credit Facilities" means that certain Third Amended and Restated Credit Agreement, dated as of June 30, 1998 and amended by Amendment No. 1 thereto, dated as of December 19, 2000, and further amended by Amendment No. 2 thereto, dated as of August 8, 2001, and without giving effect to any subsequent amendments, restatements or other modifications thereof, by and among Interface, Interface Europe B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands, Interface Europe Limited, a private company limited by shares organized


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         and existing under the laws of England and Wales, each other "Foreign
         Subsidiary" (as defined therein) that becomes a "Multicurrency Borrower" (as defined therein), SunTrust Bank (formerly SunTrust Bank, Atlanta), a banking corporation organized under the laws of the State of Georgia, Bank One, NA (Main Office Chicago) (formerly The First National Bank of Chicago), a national banking association, the other banks and lending institutions listed on the signature pages thereof, SunTrust Bank (formerly SunTrust Bank, Atlanta), in its capacity as domestic agent, Bank One, NA (Main Office Chicago) (formerly The First National Bank of Chicago), in its capacity as multicurrency agent, and SunTrust Bank (formerly SunTrust Bank, Atlanta), in its capacity as collateral agent.

         2. Representations and Warranties. Each of the Seller Parties represents and warrants, as of the date hereof, that both before and after giving effect to this Amend ment:

                  (a) all of the representations and warranties of such Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                  (b) no Amortization Event or Potential Amortization Event has occurred and is continuing.

         3. Conditions to Effectiveness of Amendments. This Amendment shall become effective as of August 8, 2001, upon the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Fee Letter. The Agent shall have received, on or before the date hereof, an amended and restated Fee Letter, duly executed by the parties thereto and in form and substance reasonably acceptable to the Agent.

                  (c) Officer's Certificates. The Agent shall have received a certifi cate, in the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 2(a) and (b) of this Amendment.

                  (d) Waivers and Amendments. The Agent shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.


                                       2
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                  (e)      Amendment Fee. The Agent shall have received payment
of a fully earned, non-refundable amendment fee equal to $65,000.

         4.       Effect of Amendments.

                  (a) The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement, as amended hereby, or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that each of the Purchasers or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement, as amended hereby, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement, as amended hereby, and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Each of the Seller Parties hereby jointly and severally agrees to pay all reasonable costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent and the Purchasers).

                  (d) This Amendment may be executed in any number of counter parts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.


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                  (f)      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            (SIGNATURE PAGE FOLLOWS)


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                                        INTERFACE SECURITIZATION CORPORATION


                                        By:  /s/ Daniel T. Hendrix
                                          --------------------------------------
                                            Name: Daniel T. Hendrix
                                            Title: President, Treasurer and
                                                   Assistant Secretary


                                        INTERFACE, INC.


                                        By:  /s/ Daniel T. Hendrix
                                          --------------------------------------
                                            Name: Daniel T. Hendrix
                                            Title: President and CEO, Treasurer
                                                   and Assistant Secretary


                                        JUPITER SECURITIZATION CORPORATION


                                        By:  /s/ Julie C. Benda
                                          --------------------------------------
                                            Name: Julie C. Benda
                                            Title:  Authorized Signatory


                                        BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                        Financial Institution and as Agent


                                        By:  /s/ Julie C. Benda
                                          --------------------------------------
                                            Name:    Julie C. Benda
                                            Title:   Vice President


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                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

         I,__________________, am the Secretary/Assistant Secretary of ____________, a _______ corporation (the "Applicable Party"). I execute and deliver this Officer's Certifi cate, dated as of August 6, 2001, on behalf of the Applicable Party pursuant to Section 3(c) of that certain Fourth Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, by and among Interface Securitization Corporation, a Delaware corporation, as Seller ("Seller"), Interface, Inc. ("Interface"), Jupiter Securitization Corpora tion ("Company") and Bank One, NA (Main Office Chicago), as Agent (the "Agent"), which Fourth Amendment amends certain terms and provisions of that certain Receivables Purchase Agreement dated as of December 19, 2000, by and among Seller, Interface, Company and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         I hereby certify, on behalf of the Applicable Party, that, both before and after giving effect to the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Applicable Party contained in the Purchase Agreement and in the other Transaction Documents are true and correct as of the date hereof.





                           By:
                              --------------------------------------------------
                           Name:
                           Title:  Secretary/Assistant Secretary of
                                                                    ------------